                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 15, 1998
                                                  ------------------------------


                     BOETTCHER WESTERN PROPERTIES III LTD.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


COLORADO                                0-11502                   84-0911344
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


77 West Wacker Drive                  Chicago, IL                      60601
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(Address of principal executive office)                             (Zip code)


Registrant's telephone number, including area code  (312) 574-6000
                                                    ----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events

On August 20, 1998, the Partnership distributed $599,940 to limited partners out of existing Partnership cash reserves.

As previously reported, the Partnership had been in contact with the California State Water Resources Control Board ("CSWRCB") regarding reimbursement for environmental expenses incurred during its ownership of Venetian Square Shopping Center.

On September 24, 1998 the Partnership received $208,366 in settlement of its claim for reimbursement. The funds received from the CSWRCB and the remaining Partnership cash reserves (after repayment of its outstanding liabilities) were distributed to limited partners on October 15, 1998 as follows:

     Funds received from CSWRCB                                    $ 208,366
     Cash reserves                                                   292,124
                                                                   ---------
            Total cash reserves                                      500,490

     Less: Payable to Managing General Partner                      (204,718)
             Final accounts payable                                   (5,189)

     Add: Negative capital account of Managing General Partner        98,378
                                                                   ---------
          Net cash available for final distribution                $ 388,961

          Per Limited Partnership Unit                             $   17.68
                                                                   =========

Upon payment of the costs of liquidation, liabilities of the Partnership and the final cash distribution to the Limited Partners, all assets of the Partnership have been accounted for and reduced to cash and all liabilities of the Partnership paid or otherwise provided for by the Partnership and the Managing General Partner.

On October 23, 1998, the Managing General Partner filed a Certificate of Cancellation of the Certificate of Limited Partnership of the Partnership with the Colorado Secretary of State.

On October 27, 1998, the General Partner mailed this Form 8-K to all Limited Partners and this Form 8-K shall constitute the statement to the Limited Partners as required by Section XIII(3) of the Amended and Restated Partnership Agreement of the Partnership. The Managing General Partner intends to file a Form 15 (Certification and Notice of Termination of Registration Under Section 12(g) of the Securities and Exchange Act of 1934) with the Securities and Exchange Commission on October 30, 1998.

The Partnership is now dissolved and all of its assets have been distributed in liquidation and dissolution of the Partnership and liabilities of the Partnership paid or otherwise provided for.

Item 7. Financial Statements and Exhibits

     Exhibits
     10.19 Statement of Operations for the period from July 1, 1998 through September 30, 1998

     10.20     Statement of Operations for the period from October 1, 1997 through September 30, 1998

     10.21     Statement of Cash Flows for the period from October 1, 1997 through September 30, 1998

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         BOETTCHER WESTERN PROPERTIES III LTD.
                         -------------------------------------
                                    (Registrant)

                              By:   Boettcher Properties, Ltd.
                                    Managing General Partner

                              By:   BPL Holdings, Inc.
                                    General Partner

Dated: October 27, 1998             By:  /s/ Thomas M. Mansheim
                                         ----------------------
                                         Treasurer; Principal Financial
                                         and Accounting Officer of the
                                         Partnership